UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant To Section 13 Or 15(d) Of
                   The Securities Exchange Act Of 1934


     Date of Report (Date of earliest event reported):  December 19, 2004
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                      CASCADE FINANCIAL CORPORATION
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          (Exact name of registrant as specified in its charter)

           Washington                  000-25286           91-1661954
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    (State of other jurisdiction      (Commission        (IRS Employer
         of incorporation)            File Number)      Identification No.)

                    2828 Colby Avenue, Everett, WA 98201
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         (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (425) 339-5500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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ITEM 2.02 Results of Operations and Financial Condition
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     On December 15, 2004, Cascade Financial Corporation (the "Company"),
parent company of Cascade Bank, declared a $.08 quarterly cash dividend. The dividend will be paid on January 27, 2004 to shareholders of record on January 13, 2004. The Press Release announcing the declaration of dividend is attached as Exhibit 99.

ITEM 9.01  Financial Statements and Exhibits
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(c)  Exhibit

     99  Press Release dated December 15, 2004.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   December 15, 2004


                                                  CASCADE FINANCIAL CORPORATION

                                                  By:/s/ Carol K. Nelson
                                                     ---------------------
                                                         Carol K. Nelson
                                                         President and CEO


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